UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	The Registrant’s April 15, 2004, press release announcing its earnings results for the three-month period ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On April 15, 2004, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 12.

On April 15, 2004, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2004. This press release, dated April 15, 2004, is attached as Exhibit 99.1 to this report.

ANNEX A

First Quarter 2004 Review April 15, 2004 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2004 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; failure of the economy to continue to recover, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Revenue growth Customer growth Asset quality Expense discipline Capital management

Financial Summary - 1Q04 EPS of $0.59 Revenue (TE) up $16 million vs. 1Q03 NPLs down $107 million vs. 4Q03 Repurchased 8 million shares

Net Interest Income 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Net Int Inc 702 721 722 724 703 710 690 693 685 Net Int Margin 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 0.0374 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Comml Loans 38081 37919 37190 36998 37027 36867 36654 36259 36399 Consumer 25409 26009 26296 25679 25818 26162 26424 26305 26397 Investments 8493 8651 8597 9877 10579 10905 10545 10549 10585 72554 73424 73934 73623 73113 73381 Net Interest Income (TE) Net Interest Margin (TE) Net Interest Income (TE) Average Earning Assets Investments Consumer Loans Commercial Loans $73,424 $73,934 $73,623 $73,113 $73,381 $ in millions

6

Total Revenue (TE)

$ in millions


$1,150
$1,117
$1,184
$1,144
$1,145
$1,169
$1,154
$1,170
$1,100
$1,144
$1,153
$1,159
$1,116
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03	1Q04
Net Interest Inc.	695	719	730	726	702	721	722	724	703	710	690	693	685
Noninterest Inc.	455	398	454	418	443	448	432	446	397	434	463	466	431

Noninterest Expense $ in millions 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Non-Personnel Expense 334 512 350 367 298 304 301 313 295 316 319 319 286 Personnel Expense 364 346 333 335 363 361 357 355 363 372 380 379 373 698 858 683 702 661 665 658 668 658 688 699 698 659 Personnel Non-Personnel 364 345 334 335 363 361 358 354 363 371 380 379 373 334 513 349 367 298 304 301 314 294 317 319 319 286

Asset Quality Net C/O to Average Loans Nonperforming Loans to EOP Loans Nonperforming Assets to EOP Loans + OREO Allowance to Total Loans to Nonperforming Loans $ in millions 1Q03 2Q03 3Q03 4Q03 1Q04 $ 161 1.04% $ 904 1.44% $ 968 1.54% $1,421 2.27% 157% $ 141 .90% $ 837 1.32% $ 897 1.42% $1,405 2.22% 168% $ 123 .77% $ 795 1.27% $ 862 1.37% $1,405 2.24% 177% $ 123 .78% $ 694 1.11% $ 753 1.20% $1,406 2.24% 203% $ 111 .71% $ 587 .94% $ 670 1.07% $1,306 2.09% 222%

Capital 1Q03 2Q03 3Q03 4Q03 1Q04 Tang. Equity/Tang. Assets 6.71% 6.90% 6.94% 6.94% 6.98% Tier 1 Risk-Based Capital 7.86% 7.94% 8.23% 8.35% 8.03% * Cash dividends paid $.305 $.305 $.305 $.305 $.31 (per share) Shares Repurchased 2.0 3.0 2.5 4.0 8.0 (millions) * Estimated

Improving climate for fee-based businesses Stable to improving asset quality Modest loan growth Continued focus on expenses EPS Range: 2Q04 $0.54 to $0.59 2004 F.Y. $2.30 to $2.45 2004 Outlook

Appendix

Money Market Fixed Income Equity 12/31/1998 12/1/1999 12/1/2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Equity 37.9 39.2 37.7 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9 Fixed Income 14.3 14.4 14.6 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.3 18.2 Money Market 18.3 19.7 21.7 22 23.2 21.2 20 19.4 20.7 19.4 18.3 19.1 19.3 18.9 19.6 19.3 Total 70.5 73.3 74 71.4 74.4 70.2 72.7 72.4 70.7 62.4 61.7 60.8 63.3 65 68.7 69.4 Assets Under Management $ in billions 22.0 23.2 21.2 20.0 19.4 20.7 19.4 18.3 19.1 19.3 18.9 19.5 19.3 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.4 18.2 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 0.0374 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 0.0362 0.0364 KEY Peer Median S&P Regional & Diversified Bank Indices

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 0.0078 0.0071 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 0.0051 0.0061 KEY Peer Median S&P Regional & Diversified Bank Indices

Net Charge-Offs to Average Loans by Loan Type Corporate & Investment Banking Consumer Banking 1Q02 0.0149 0.0105 2Q02 0.0151 0.0093 3Q02 0.0143 0.0077 4Q02 0.0132 0.0097 1Q03 0.0108 0.0097 2Q03 0.01 0.0075 3Q03 0.0073 0.0084 4Q03 0.0074 0.0083 1Q04 0.0059 0.0088 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Consumer Commercial 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 0.0224 0.0209 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 0.0145 0.0146 KEY Peer Median S&P Regional & Diversified Bank Indices

1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 2.03 2.22 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02 2.2 2.45 Allowance to NPL KEY Peer Median S&P Regional & Diversified Bank Indices

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 0.012 0.0107 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 0.0074 0.0073 KEY Peer Median S&P Regional & Diversified Bank Indices

$37.1 $37.1 $36.5 $36.4 $36.5 $36.5 $36.4 $36.1 $36.3 2% 22.9 24.0 24.6 24.3 24.7 25.2 25.7 25.7 26.0 4% 2.5 2.0 1.7 1.4 1.1 0.9 0.8 0.6 0.4 NM 1.0 0.8 0.7 0.6 0.5 0.4 0.2 0.2 0.1 NM 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.6 0.4 0.4 0.2 0 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 0.9 0.6 0 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 26.4 25.7 26.4 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 36.7 36.1 36.4 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 63.1 62.6 62.8 Average Loans $ in billions % change * 1Q04 vs. 4Q03 * Annualized Commercial Consumer Auto Commercial Exit Portfolios

Commercial Portfolio - Utilization Rate * Excludes Real Estate, Leasing and Commercial Run-off Portfolios 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 Outstanding 0.473 0.459 0.465 0.46 0.458 0.439 0.436 0.418 0.422 0.449 0.437 0.407 0.385 0.399 0.372 0.351 0.33

$ in billions Average Core Deposit Growth * Annualized 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10.7 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11 11 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 2.1 2.1 2 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 18.4 18.8 18.9 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 42.2 42.8 42.6 Now/MMDA $13.4 $13.2 $13.3 $15.1 $16.8 $17.7 $18.4 $18.8 $18.9 3% Savings 1.9 2.0 2.0 2.0 2.0 2.1 2.1 2.1 2.0 (3) CD's 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11.0 11.0 (2) DDA 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10.7 (9) TOTAL $37.3 $37.0 $37.2 $39.2 $40.4 $41.3 $42.2 $42.8 $42.6 (2)% % change * 1Q04 vs. 4Q03

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 Dividend increased 39 consecutive years

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655 0.0678 0.0678 KEY Peer Median S&P Regional & Diversified Bank Indices

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: April 15, 2004	/s/ Lee Irving

	By:	Lee Irving Executive Vice President and Chief Accounting Officer